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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

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
[x]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
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                             THE TAIWAN FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                             THE TAIWAN FUND, INC.

                225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
                           TELEPHONE: 1-800-636-9242

                                                              January [  ], 1997


Dear Stockholder:



     Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Wednesday, February 26, 1997. At the Fund's last Annual Meeting of Stockholders, its stockholders voted on proposals substantially identical to those presented herewith. However, due to a lack of stockholder response, the proposals corresponding to enclosed, current proposals 3, 4, 5 and 6 were not approved by the requisite number of votes and are being resubmitted herewith for a vote.



     The matters on which you, as a stockholder of the Fund, are being asked to vote are election of the Fund's Directors, ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent public accountants, approval of a conversion of the Fund from a Delaware corporation to a Maryland corporation, approval of an amendment to the Fund's Restated Certificate of Incorporation and approval of the amendment of certain investment limitations of the Fund.



     After reviewing each matter carefully, the Board of Directors recommends that you vote FOR each of the proposals.



     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.



     The Fund has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist stockholders in the voting process. If we have not received your proxy as the meeting date approaches, you may receive a telephone call from Shareholder Communications reminding you to vote your shares.


     Thank you very much for your assistance.

                                                      Sincerely,

                                                      Benny T. Hu
                                                       President
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     This filing is made solely for the purpose of making non-material revisions to the attached letter to stockholders. The notice of meeting, proxy statement and form of proxy to which the letter relates remain as filed on December 23, 1996 and are therefore not included in this filing.